CITIGROUP GLOBAL REAL ESTATE CEO CONFERENCE

MARCH 4-5, 2019





Duke
REALTY

amazonPrime


DukeREALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Contents



The Leading Domestic-Only Logistics REIT

Founded 1972, IPO 1993; Enterprise value ~$13.5B.

ESG focused culture; Top tier governance; LEED certified investment goals

20 major U.S. logistics markets; 1,000 customers

Member of S&P 500 Index

Baa1/BBB+ credit ratings; very strong corporate governance

518 modern facilities; 153 million square feet



ePort, Perth Amboy, New Jersey
Turnpike Exit 10 Submarket
(3 buildings totaling 1.3 million SF)

Duke Realty is the only REIT that “Checks All The Boxes” to be the Leading Pure-Play Domestic-only Logistics REIT

S&P 500 (Large Cap Firm)	✓
U.S. Industrial Only / Simple Business Model	✓
Modern, High-Quality Logistics Facilities	✓
Majority Tier 1 Market Concentration	✓
Strong Development Capability	✓
Strong Recent AFFO Growth & Positioned for Future Growth	✓
High BBB-Rated Balance Sheet with Ample Liquidity	✓
ESG Embedded in Corporate Culture	✓


Con-way


amazon
fulfillment





KEY LOGISTICS PROPERTY INDICATORS & MARKET FUNDAMENTALS

Demand: Macroeconomic Indicators / Drivers

	Correlation	Growth Forecast	Trend
E-Commerce Sales	75% correlated to modern logistics facility[2] absorption	14-17%[3]	↑
Retail Sales[4]	45%	4.0-5.0%[4]	↗
Brick 'n Mortar Sales[4]	60%	3.0-4.0%[4]	↗
GDP	55%	2.3-2.5%[5]	↗
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	60%	2.5-3.0%[6]	↗

(1) Sources per CoStar Portfolio Strategy (CPS) *"Leading Economic Indicators" for logistics* ; (2) Modern, logistics facility defined as >1995 age and 250K+ SF size; correlation is to square feet of absorption and assumes 1-4 quarter lead; (3) Forecasts per CPS; (4) Retail Sales *forecasts represents "Retail Sales excluding food* services, Auto & *Gas"*, as of 3q18 per CPS, *"Brick 'n Mortar Sales represents Retail ex*-A&G less E-comm; (5) 2019 GDP per December 2018 FOMC projections; (6) Represents 2019 *forecast for industrial production, per Moody's Analytics.*

Demand: E-Commerce Penetration and Growth Rate Signal Continued Outsized Growth

Growth Rate: E-commerce vs. in-store sales



YOY %
25%
15%
5%
-5%
-15%
2006
2008
2010
2012
2014
2016
2018
E-COMMERCE
14.5%
3.3%
IN-STORE

E-commerce as a % of total retail sales



2.9%
3.4%
3.6%
4.0%
4.4%
4.8%
5.3%
5.8%
6.4%
7.2%
8.0%
8.8%
9.8%
2006
2008
2010
2012
2014
2016
2018

Source: Retail sales (incl A&G) and Ecomm sales as of Q3 per Census Bureau; if exclude A&G, penetration rises from 9.5% to 14.0%. Sales growth rates in top graph are QoQ.

Significant incremental demand for space

- $1B of e-commerce sales requires approximately 1M SF of fulfillment space[(1)]
- E-commerce requires approximately 3 times the square footage of logistics vs. bricks and mortar
- Projected incremental 268 million square feet through 2021 needed to keep up with expected growth in e-commerce sales and related supply chain reconfiguration



29
31
31
38
42
49
60
67
77
89
102
2011
2013
2015
2017
2019
2021

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes E-comm sales growth of 15%, which is consistent with the actual 2015-2018 quarterly growth rate range of 15-17%

Evolution of Amazon Distribution Network Growth

DRE's portfolio, development platform and local/national relationships are exceptionally well positioned to capture e-commerce growth opportunities from Amazon and others, from 100K to 1.0M+ square feet.


Space Added
(millions SF)
30
25
20
15
10
5
0
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

REGIONAL and/or LOCAL FULFILLMENT CENTER	SORTATION CENTER	DELIVERY STATION or LAST MILE (LM) FULFILLMENT CENTER	PRIME NOW HUB









	REGIONAL and/or LOCAL FULFILLMENT CENTER	SORTATION CENTER	DELIVERY STATION or LAST MILE (LM) FULFILLMENT CENTER	PRIME NOW HUB
Size & Clear Ht	400K – 1.2M SF, 36'-40' clear height	~ 250K-650K SF, 32'-36' clear height	~ 70-200K SF, 18' - 36' clear height (newer are 32'+), newer model need 15ac of land for 600-800 cars/vans	25-50K SF, 24'-32' clear
Service Range	~ 5 to 600 miles	N/A – provides zip code bundling sort for USPS, or to AMZ Delivery Stations (LM)	15 to 45 minute drive time (i.e., ~ 0 to 30 miles)	Within 2 hour drive time

Source: MWPVL, CoStar, Duke Realty & Google satellite maps

Fundamentals: Supply in Better Shape than Last Cycle, Supported by Higher Occupancy and Rent Growth


Under Construction (MSF)*
Under Construction as % of Stock*
250
200
150
100
50
0
4%
3%
2%
1%
0%
UC % of Stock
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018


Market Rent Growth (Y/Y)*
3.2%
2.5%
-0.2%
-4.3%
-2.7%
0.2%
2.1%
3.8%
5.2%
6.4%
6.7%
6.9%
6.7%
5.4%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Total Under Construction as % of Stock at ~1.6% manageable with strong overall fundamentals; and slightly decelerating

+

Vacancy Rates today at ~4.3% are 370 basis points lower than last cycle low

=

Stronger Rent Growth this cycle

Source: *CoStar's (CPS) all industrial* **National* index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S.OMB. U/C is through latest available quarterly period (4q18); Rent Growth current year is a CPS forecast. Current vacancy rate comprises the estimates from CBRE and CPS (as of 4q18)


17791 Perris Boulevard (Deckers Outdoor Corp), Inland Empire East Submarket, Southern California

ASSET STRATEGY

Asset Strategy Drives Long Term Value

PORTFOLIO REFINEMENT TO ENHANCE GEOGRAPHIC DIVERSITY

- Highly selective acquisitions in high-barrier Tier 1 MSA's
- Dispositions from non-Tier 1
- Acquisitions funded with dispositions
- Small segment of annual capital allocation, long-term yield accretion

DEVELOPMENT PLATFORM DRIVES PREMIUM YIELDS

- Higher margin use of capital with typically 75 - 200 bps of premium yield
- High-quality build-to-suit and speculative product
- Unique in-house construction = cost/ delivery controls, customer trust
- Risk management guidelines minimize carry costs and risk

ASSET STRATEGY

Continuous portfolio upgrading focused on long-term NOI growth

- Development is primary growth driver
- Recycling contributes to refinement of portfolio
- Gradual increase in Tier 1 exposure; net external growth
- Continuously improving durability of NOI growth
- Substantially accretive over CoC in aggregate

Heavy Lifting Completed | Continued Tier 1 Growth & Accretive Portfolio Refinement



Execution to Pure-Play Logistics REIT
2010
2013
2018
Capital Transactions 2010 - 2018
Industrial
Office
MOB
39%
61%
100%
$10.3B asset sales
$7.8B re-deployed into modern logistics facilities



Continued Growth in Tier 1 Markets
2010
2013
2018
Capital Transactions 2019 - 2021(1)
2021
Tier 1 Markets
Other Markets
37%
63%
46%
54%
59%
41%
$800–$1.0B asset sales
$2.6 – 3.0B re-deployed into modern logistics facilities
~70%
~30%
Continued execution expected to generate improved risk-adjusted, long-term returns

(1) Ranges reflect 2019 guidance, plus a moderated level of dispositions from recent historical levels. Acquisitions and Development starts reflect a roughly similar run rate as 2019, but heavily dependent on market conditions in future periods.

Asset measurement basis on estimated GAV (GAV = actual or estimated NOI divided by current estimated cap rates per CBRE)

Geographical Diversification into Tier 1 Markets

2010 $2.3B in T1 — T1 Exposure = 37%

2018 $7.9B in T1 — T1 = 59%

T1 target approaching 70% — ***2021***



Seattle
T1
Minneapolis-St. Paul
Chicago
T1
Eastern Pennsylvania
T1
T1
New Jersey
Columbus
Washington DC/ Baltimore
Northern California
T1
Indianapolis
Cincinnati
St. Louis
Raleigh
Nashville
T1
Southern California
Atlanta
T1
Savannah
Dallas
T1
Central Florida
Houston
South Florida
T1

T1 = Tier 1 Distribution Market

Concentration by GAV → < $100MM | $101MM – $350MM | $351MM – $649MM | $650MM – $999MM | > $1B

GAV = Gross Asset Value as estimated by Duke Realty using actual or estimated NOI's and using current cap rates.

Industrial Best-in-Class Portfolio

Average Building Size Comparison
(sf per building in 000's)


Peers
162
DRE
290

Average Bldg. Age
(in years)


27
21
20
18
15
11
20 peer avg
STAG
FR
PLD
EGP
LPT
DRE

32'+ Clear Height % of Portfolio
(as % of each data set SF)


63%
31%
19%
DRE
Peers
CoStar54

% of Total Market Absorption Represented by 32'+ Clear Height
(as % of CoStar54 total inventory)


62%
73%
% Since 2015
% Since 2017





32'+ clear height driving majority of absorption growth, contributing to strong leasing and development opportunities.

Duke Realty Platform Best Positioned

Industrial Peers include EGP, FR, LPT, PLD, and STAG. Per CoStar January 2019; DRE 4Q18 actual.

Modern, Big Box Facilities Producing Strong Rent Growth and Low Capex…Drives AFFO Growth

Duke Realty Renewal Rent Growth by Building Size

(2014-2018)


15%
17%
20%
17%
<100K SF
100K-500K SF
>500K SF
Total

National Average Rent By Age*


Older than 2005
$5.52
2005 or Newer
$5.77
4.5% higher rents

Source: CoStar Portfolio Strategy
*Comprises 38 Core Based Statistical Areas (CBSAs) as defined by the U.S. Office of Mgt & Budget where Duke owns logistics properties. Rent observations are weighted by SF at the building level, for bulk buildings of at least 150K SF.

Duke Realty Average TIs/LCs

(as % of Net Effective Rent*)


15%
12%
11%
12%
<100K SF
100K-500K SF
>500K SF
Total

Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation Tenant Improvements (Tis) and Leasing Commissions (LC's). (2009 - 2018)

Duke Realty Average Building Improvements**

(per square foot)


-- Size Stratification --
$0.14
$0.08
$0.03
$0.06
<100K SF
100K-500K SF
>500K SF
Total
-- Age Stratification --
$0.02
$0.09
$0.14
$0.06
0-10
10-20
20+
Total

** Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2009 - 2018)


Legacy Commerce Center (Brownfield development), Linden, NJ

DEVELOPMENT STRATEGY & PERFORMANCE

Development Strategic Advantages

Activity Since 2013

$3.5B investment | **131** development projects

50% build-to-suit projects

$840M estimated value creation(1)

6.6% yields(2) | **24%** profit margins(2)

80% of land in Tier 1 markets | **66%** repeat business; in-house construction/ development



(1) Value creation uses market cap rates at start date, with cap rate sources per CBRE and internal records; (2) Based on initial stabilized cash yield.

Recent Build-to-Suit Development Deliveries


amazon

KATY 90 | AMAZON | 1,016,000 SF
Houston, Texas


9799
GOODYEAR

RGLP INTERMODAL SOUTH 9799 | GOODYEAR | 1,205,000 SF
Columbus, Ohio


BROOKS

ALLPOINTS AT ANSON 7B | BROOKS RUNNING | 400,000 SF
Indianapolis, Indiana



7133 MUNICIPAL DRIVE | PODS | 170,000 SF
Orlando, Florida

Select Recent Development Activity


Chicago
• Two spec developments
• 727,000 SF
Pennsylvania
• Two spec developments
• 1.8 million SF
• 0% pre-leased; currently 55% leased
Indianapolis
• 1.7 million SF in four projects
• Two build-to-suits
• 55% pre-leased; currently 72% leased
New Jersey
• Two spec developments
• 856,000 SF
• Currently 15% leased
Southern California
• 2.3 million SF in five projects
• Two build-to-suits
• 33% pre-leased; currently 71% leased
Columbus
• 3.0 million SF
• Three build-to-suits
• 100% pre-leased
Atlanta
• Three spec developments
• 1.3 million SF
wayfair
South Florida
• Two spec developments
• 313,000 SF
• Currently 88% leased
Dallas
• 1.7 million SF in three projects
• One build-to-suit
• 78% pre-leased in aggregate; currently 89% leased
Houston
• 1.7 million SF in three projects
• One build-to-suit
• 68% pre-leased; currently 80% leased

Speculative Development: Proven Execution

54
speculative projects since 2013

9
months
to stabilize

13%
average pre-leased at start; 80%(1) leased at 12/31/2018

$1.2B
investment; 30% average margin

(1) Excluding deliveries less than six months old, 12/31/2018 lease-up occupancy is 91%.









Infill Redevelopment – Core Expertise

38 logistics projects	11.1 million square feet	$1.05 billion investment	Avg. profit margin >25%

Example Infill Redevelopment – Southern California, Inland Empire West submarket


Ontario International Airport (6 Miles)
16171 Santa Ana Avenue 282,000 SF
Distance to 10 (1 Mile)

- In 2016 acquired 7-parcel, 12-acre tract of infill land in Fontana, CA, located one mile from I-10 and near Ontario International Airport.
- In late 2017 started construction of a speculative 283,000-square-foot, 36' clear height logistics facility.
- Early in 2018 during the construction process, the SoCal operating team executed a lease for 100% of the square feet to Sub-Zero, Inc., for distribution of their high-end refrigerators and cooking appliances.
- Facility delivered Q3 2018, with stabilized yield in high 5% range, estimated profit margin 40%.


16171

In-fill Redevelopments – Northern New Jersey

Meadowlands Submarket


17
Teterboro Airport
1 Catherine Street
156,000 SF
5 Ethel Boulevard
Development Site
194,000 SF
Building under construction, scheduled for delivery Q1/Q2 2019. Currently 64% leased.

- As part of the 2017 “Bridge” acquisition, DRE acquired the right to develop two land sites totaling 43 acres in prime infill “last mile” locations in Northern New Jersey.
- Commenced development in 2018 for 36’ and 40’ clear height facilities, totaling 856,000 square feet, with delivery expected in 2019.
- The modern building features will be truly unique to their respective submarkets.
  - In these two submarkets, only 35 of 2,020 facilities (1.7%) have > 30’ clear height and built after 1997.

Newark Submarket


Manhattan Skyline
Hudson River
Newark Bay
95
429 Delancy Street
Development Site
662,000 SF
Building under construction, scheduled for delivery Q4 2019.

Strong Relative Development Pipeline

Total U.S. Pipeline Size



Development Pipeline
(in $ millions)
% of Assets
$1,411
6.4%
8.2%
$749
8.9%
$702
4.5%
$134
4.8%
$189
PLD
DRE
LPT
EGP
FR

Pipeline Pre-leasing Track Record



3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
62%
3 Yr Avg
35% peer
3 yr avg
(excludes DRE)
PLD
DRE
LPT
EGP
FR

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Development as % of assets, defined as industrial pipeline divided by gross assets after *add back of depreciation except for PLD which includes global pipeline and consolidated (global) gross assets (JV's at* share) due to availability of information. Source: Q4 2018 and historical company supplementals.


AllPoints Midwest Building 3 (Walmart.com), Airport Submarket, Indianapolis, IN

OPERATING STRATEGY

Diversified Customer Relationships and Prudent Risk Management

RANK	TENANT	LENGTH OF RELATIONSHIP (years)	AGLV	% OF TOTAL AGLV
1	Amazon.com	12	$ 39.2	6.2%
2	UPS of America	21	15.3	2.4%
3	Wayfair Inc.	3	15.0	2.4%
4	NFI Industries	13	8.7	1.4%
5	Floor & Décor	14	8.5	1.3%
6	Crate and Barrel	22	8.2	1.3%
7	Target	21	7.6	1.2%
8	Deckers	5	7.5	1.2%
9	Home Depot	21	7.0	1.1%
10	HD Supply Inc.	16	6.2	1.0%
	TOTAL		$ 122.7	19.5%



Transportation 21%
Manufactured Products 17%
E-commerce 16%
Retail (2) 9%
Wholesale Goods 9%
Consumer Services 5%
Food products 5%
Textiles 4%
Technology 3%
Publishing 2%
Chemical Products 2%
Health Services 2%
Other(1) 5%

Note: AGLV = Annualized Gross Lease Value

(1) *Other includes gov't agencies, construction, financial services, utilities, and agriculture*
(2) Top Retail tenants by AGLV are: Floor & Décor, Target, Home Depot, Crate and Barrel, the Container Store, Walmart, Electrolux, Starbucks, Genuine Parts Co and Best Buy, in aggregate which represents 69% of total retail exposure.

Operating Platform Aligned with E-commerce Growth

16% E-commerce oriented tenant base	34% E-commerce development starts since 2013	503K Average e-commerce lease size since 2013

amazon
Walmart Save money. Live better.
BEST BUY
DICK'S SPORTING GOODS
wayfair
TARGET
KOHL'S
carter's
STAPLES
The Container Store
weber
Crate&Barrel
FLOOR & DECOR
SAMSUNG
MCKESSON
THE HOME DEPOT
HD SUPPLY
FedEx
hp
ups
GRAINGER FOR THE ONES WHO GET IT DONE

Operating Metrics Supportive of Continued Growth

Operating Drivers[1]

OCCUPANCY
98.0% stabilized occupancy
93.8% total occupancy (incl under development)

RENT GROWTH on 2ND GEN
25% GAAP | 10% cash

LEASE TERMS
8.0 years avg. term at signing
6.0 years avg. remaining
2.0-3.5% annual escalators

SAME PROPERTY ("SP")
4.0% 2019 mid-point guidance

NON - SAME PROPERTY
23% of total NOI not in SP pool
80% occupancy in non SP pool
$749M development pipeline with future NOI (~$45M)
…reflects substantial NOI upside

(1) Figures as of Q4 2018 (unless otherwise noted); Average lease term includes first generation leases; All occupancy stats on a lease-up basis.

2019 Same-Property NOI Guidance Buildup

Contributing factors include magnitude of leasing from 2018



5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
+0.3%
+1.3%
+0.6%
+2.3%
- 0.5%
Total 4.0%
2017 Q4 2nd Gen Leasing
2018 FY 2nd Gen Leasing
2019 Expirations
Embedded rent escalations
Occupancy
2019 Mid-Point

Proven Net Operating Income Growth

- 13% 2016-2018 NOI CAGR
- ~10% 2019 Expected NOI Growth; similar rate expected thereafter



Additional $17M of future NOI beyond '19
Additional $34M of future NOI beyond '19
~$58M Incremental
~10% 2019 NOI Growth
~$13M
~$8M
~$17M
~$14M
~$5M
-$10M
~$11M
2019 Total NOI ~$635M
2018 NOI $577M
Lease Escalators
Rent Growth on 2nd Gen
2018 Development Stabilizations
Free Rent Burn Off
Lease up Unstabilized In-service
Net Dispositions ('18 & '19)
Development Pipeline
Estimated Embedded Growth (~$52M)
Potential Additional Growth (~$6M)

Note: 2019 estimated NOI components and total 2019 NOI estimate contribute to the mid-point expectations of 2019 FFO/sh and AFFO growth guidance expectations, and are subject to a range of possible outcomes depending on the volume and timing of leasing, anticipated development deliveries and asset recycling, etc.


16328
Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL

CAPITAL STRATEGY, AFFO GROWTH & DIVIDENDS

Capital Strategy

- Operate at a high Baa1 / BBB+ level

- Disciplined use of $1.2B credit facility
- Maintain high unencumbered asset pool
- Conservative 65-75% AFFO payout ratio
- Generate "funds available for reinvestment"

- Follow disciplined development practices with pre-leasing levels



Ratings
Liquidity
Capital Strategy
Development
Access to Capital
Capital Forecasting
Liability Management

- Maintain strong and diverse lender relationships
- Communicate regularly with investors

- "Match Fund" acquisitions with dispositions, and use "funds available for reinvestment" and moderate leverage to fund development

- Maintain well-balanced debt maturities and minimize use of variable-rate debt

Simplified and Disciplined Financial Profile

Capitalization

(in $ millions at 12/31/18, excludes unconsolidated JV debt)


Unsecured Debt $2,605
Secured Debt $80
21.6%
0.7%
77.7%
Common Equity at Market Value $9,370

Commitment to a strong credit profile

Net Debt to EBITDA - TTM


4.8x
5.1x
2018
2019 Forecast

Fixed Charge Coverage - TTM


5.0x
4.9x
2018
2019 Forecast

Ability to fund $1.1B of growth without equity and maintain current ratings (Baa1 / BBB+)

Fixed-Rate Borrower


1.2%
98.8%
Floating
Fixed Rate

Mitigates rising rates

Balanced Debt Maturity Ladder


($ in millions)
Only 14% of debt matures through 2021
$49
$4
$324
$604
$284
$1,522
2019
2020
2021
2022
2023
Thereafter
Weighted Avg Interest Rate
7.43%
5.65%
3.87%
4.20%
3.71%
3.84%

Ample liquidity with disciplined use of $1.2B credit facility

Funding Growth while Controlling Leverage

Funded CIP[(1)]		Average Yield[(2)]		2019 Leverage Forecast[(3)]		
$477M	x	6.5%	x	5.1x	=	$158M
Unstabilized Projects In-Service[(4)]						
$347M	x	6.3%	x	5.1x	=	$111M

Embedded EBITDA creates leverage neutral growth funding

Annual Funds Available for Reinvestment[(5)]	$140M
Seller Financing Proceeds[(6)]	$273M
Leverage Neutral Growth Funding	$682M
EBITDA "Gross Up" to Mid 5.5x	$420M
Growth funding without equity and maintain Baa1/BBB+	$1.1B

"Funds Available for Reinvestment" and notes receivable fund growth with no leverage impact

Additional leverage capacity within current ratings level

(1) Construction in progress at December 31, 2018.
(2) Represents average GAAP stabilized yield.
(3) Represents 2019 forecast net debt to EBITDA - TTM at December 31, 2019.
(4) Total occupancy of these projects is 24%.
(5) Represents forecast 2019 AFFO less forecast 2019 dividends paid.
(6) Includes $255 million of seller notes receivable received as part of the proceeds from the medical office disposition, which bear interest at 4% and mature in various tranches with the final maturity in January 2020.

Duke Realty is Baa1/BBB+ Rated but Credit Metrics are at "A" Quality Levels

REITs with at least one "A" rating:

Debt + Preferred to Mkt Cap(1)		Debt + Preferred to GA(1)		Net Debt to EBITDA(1)(2)		Fixed Charge(1)(2)	
PS	13%	PLD	26%	PS	0.5	PS	8.1
CPT	22%	CPT	27%	CPT	4.0	PLD	7.8
DRE	22%	DRE	30%	PLD	4.3	SPG	5.9
AVB	23%	AVB	31%	DRE	4.5	CPT	5.7
PLD	23%	PS	32%	SPG	4.6	DRE	5.2
O	25%	EQR	33%	AVB	4.7	AVB	5.2
EQR	26%	O	36%	FRT	5.2	FRT	4.4
FRT	27%	FRT	40%	EQR	5.2	EQR	4.4
SPG	28%	BXP	45%	O	5.6	O	4.1
BXP	37%	SPG	54%	BXP	6.4	BXP	3.5

1) Companies are per Wells Fargo Research Q4 2018 reports, except PS, which is at Q3 2018, and DRE which is per our supplemental Q4 2018 report.
2) Q4 annualized.

Solid AFFO Growth throughout Major Repositioning | Recent AFFO & Dividend Growth High Single Digits

AFFO Growth Implied to 2019 Guidance | AFFO Outlook

+7.5% 2 Year

+5.9% 10 Year

Solid AFFO growth even with dilutive impact of selling $10.3 billion of assets since 2010.

High Single Digit AFFO Growth a reasonable run rate over next few years[1]

Return of Capital | Dividend Growth | Payout Ratio | AFFO/FFO Ratio

$2.4 Billion
Return of Capital to shareholders since 2010

+ 7.5%
Regular Dividend Increase Q4 2018. Future increases expected to correlate to AFFO growth

65 to 75%
Conservative AFFO payout ratio targeted range

Best in class **89%**
FFO converted to AFFO reflective of high-quality, low capex portfolio and overall operating strategy. Comparative peers[2] -1,100 bps lower on same ratio.

Notes: - All AFFO metrics assumed to be on a share adjusted basis.
- Multi-year growth rates on a compounded annual basis.
(1) Outlook statement assumes stable economic conditions and market fundamentals. Annual net disposition (dispos less acquisitions) activity expected to be lower than previous years.

(2) Three year average AFFO / CoreFFO ratio computed on a share adjusted basis as reported I company supplementals; Removed disposition gains from AFFO (from land and development *projects contributed to JV's or* sold); EGP figure per 2019 consensus AFFO Median / FFO consensus mean. Source: First Call. Peer Set EGP, FR, LPT & PLD


U.S. GREEN BUILDING COUNCIL
USGBC
DukeREALTY
RELIABLE. ANSWERS.

CORPORATE RESPONSIBILITY

Deep Rooted Approach to Corporate Responsibility

As part of our vision to continually set the standard for maximizing stakeholder value, Duke Realty has had a long-standing commitment to sustainable practices in environmental, social and corporate governance (ESG) initiatives

Environmental – We implement sustainable and customer-oriented best practices in development and operations to mitigate environmental impact and reduce overall corporate risk. First LEED facility delivered in 2008 - emblematic of our long-standing commitment.

Social – We build and cultivate strong relationships with our stakeholders and the communities in which we do business. Community service, wellness and diversity and inclusion have been part of culture for over 15 years. Wellness program reduces turnover and creates G&A savings. These social-oriented programs enhance team satisfaction and create trust within the community.

Governance – We conduct our business in the highest ethical manner and advocate for transparency. Majority independent board with lead director since 2002, directors elected annually. Women on board of directors since 1995.

Safeguarding the Environment

GRESB REAL ESTATE Member



Duke Realty HQ built to attain LEED silver.

17 LEED-accredited professionals

62 LEED-certified projects delivered since 2008.



80% of properties have high-efficiency lighting

18.6M kwh saved for tenants in lighting retrofits

ENERGY STAR

Tenant engagement initiative and energy performance monitoring

goby

Waste reduction through repurposing of redevelopment site materials*


105

Before


Duke REALTY
105

After

* See annual corporate responsibility reports for in depth case studies and metrics

Socially Responsible


GLEANERS

Our Associates

- **19%** women in upper management
- **85%** associate participation in wellness program

2018 WORKPLACE HEALTH ACHIEVEMENT GOLD

20% BY 2020 WOMEN ON BOARDS

Gender Diversity Index

Our Partners

- **$245 million** small business and diverse supplier spend
- **52%** of spend to small or diverse businesses



Our Community

- **10,800** total hours volunteering
- **$500K** in corporate giving to local organizations

American Red Cross

Note: Figures represent 2017 activities.

Committed to Governance

Board Structure & Shareholder Rights

- 92% independent board members
- Over 20% of executives and board members are women
- Long-term shareholder "proxy access"
- Lead director and annual director elections since 2002



Audit & Risk Oversight

- Internal audit department reporting directly to board
- Annual Code of Conduct associate training and board affirmation
- Prudent capital management guidelines to mitigate risk and exposure

ISS

ISS Governance Quality Score of 2

Green Street Advisors

DRE has ranked on average in top 15% of governance rankings since 2003


Duke
REALTY
Freeport IX , DFW submarket, Dallas, TX

WHY DUKE REALTY?

Attractive Yield, Payout Ratio and Relative Valuation

Dividend Yield



2.9%
2.8%
3.4%
2.8%
2.8%
2.4%
5.1%
2.1%
3.0% = Peer Avg
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes/Source: Dividend rate is most recent declared regular quarterly dividend on an annualized basis.

Price / AFFO 2019E



23.5
26.1
23.1
23.9
29.6
34.2
15.7
36.0
26.9 = Peer Avg
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes: AFFO estimate 2019 consensus median per S&P GMI; DRE per implied guidance mid-point. Peer median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc.

AFFO payout ratio



67.7%
70.5%
77.4%
61.3%
80.6%
80.1%
79.5%
66.7%
75% = Peer Avg
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes/Source: AFFO estimate is latest 2019 consensus median per S&P GMI; DRE per (implied, share-adjusted) guidance mid-point. Peer Median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc. Dividend is MRQ annualized.

Premium / (Discount) to NAV



-0.8%
3.9%
-2.9%
-1.4%
15.3%
6.1%
-2.6%
2.8%
3.0% = Peer Avg
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Source: S&P GMI, which captures approximately 70% of street analyst estimates.

The Leading Domestic-only Logistics REIT

45 Years of Experience

- Market leadership and trusted advisor to our customers with long-term relationships.

Leading Developer and Owner of State-of-the-Art Logistics Facilities

- Portfolio suited for e-commerce and traditional distribution; concentrated in Tier 1 markets with newest portfolio in sector with low capex; strong tenants.
- Best-in-class, vertically integrated development platform drives incremental growth.

Robust Market Fundamentals

- Shifting consumer habits creating growth ripple effect throughout the entire supply chain.
- Extended cycle of low vacancy and rent growth with supply-demand fairly balanced.

Fortress Balance Sheet with Ample Liquidity for Growth

- Ability to fund over $1 billion of growth without equity and maintain ratings.
- Baa1/BBB+ with no significant debt maturities until 2021.

Proven Financial Performance and Strong Outlook

- AFFO growth 7.5% for 2018 with similar near term outlook.
- Recent NOI growth 13% with expectations of continued strong growth near term.
- 7.5% dividend increase Q4 2018; with future increases correlated to AFFO growth.

Responsible Corporate Citizen with ESG Embedded in Culture for Three Decades

- Developed over 60 LEED-certified facilities.
- Community service, wellness and diversity programs for over 15 years.
- Top-tier governance per ISS and Green Street.

2019 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2018 Actual Unaudited	Range of Estimates		Key Assumptions
		Pessimistic	Optimistic	
Net Income per Share Attributable to Common Shareholders - Diluted (1)	$1.07	$0.92	$1.16	- Lower gains on property sales partially offset by lease-up of development properties. - Negative impact of $0.02 to $0.04 per share in 2019 for new lease accounting standard.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted (1)	$1.34	$1.33	$1.43	- Negative impact of $0.02 to $0.04 per share in 2019 for new lease accounting standard.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.33	$1.37	$1.43	- Lease up of new developments. - Strong rent growth. - No impact from new lease accounting standard.
Growth in AFFO - Share Adjusted	7.3%	5.1%	10.2%	- Driven by same factors impacting Core FFO. - Lower capital expenditures.
Average Percentage Leased (stabilized portfolio)	98.2%	96.7%	98.7%	- Historical highs in 2018. - Speculative developments placed in service.
Average Percentage Leased (In-service portfolio)	96.9%	94.5%	96.5%	- Speculative developments placed in service.
Same Property NOI - Cash	4.30%	3.25%	4.75%	- Continued solid rent growth expected, embedded lease escalators. - Net effective NOI 1.0% to 1.25% lower.
Building Acquisitions (Duke share)	$353	$100	$300	- Focused on high barrier markets.
Building Dispositions (Duke share)	$558	$350	$550	- Midwest non-strategic industrial.
Development Starts (JVs at 100%)	$862	$600	$800	- Significant number of BTS projects. - Speculative starts in targeted growth markets.
Service Operations Income	$9	$3	$7	- Joint venture development. - Less third party construction expected.
General & Administrative Expense	$56	$61	$57	- Increased technology costs and ESG investments.
Effective Leverage (Gross Book Basis)	30%	34%	30%	- Modest increase in leverage to fund development.
Fixed Charge Coverage (TTM)	5.0X	4.7X	5.1X	
Net Debt to Core EBITDA (TTM)	4.8X	5.3X	4.9X	- Modest increase in leverage to fund development. - Maintain Baa1/BBB+ ratings.

Definitions

Supplemental Performance Measures

Funds from Operations *("FFO")*: FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). In December 2018, NAREIT issued the "NAREIT Funds from Operations White Paper - 2018 Restatement" (the "2018 White Paper"), which reaffirmed, and in some cases refined, NAREIT's prior determinations concerning FFO. The guidance in the 2018 White Paper allows preparers an option as it pertains to whether gains or losses on sale, or impairment charges, on real estate assets incidental to a REIT's business are excluded from the calculation of FFO. We have made the election to exclude activity related to such real estate assets that are incidental to our business. The guidance in the 2018 White Paper is effective for annual periods beginning after December 15, 2018, with early adoption permitted. We early-adopted the guidance in the 2018 White Paper effective December 31, 2018 and have, accordingly, revised prior periods to reflect that guidance. FFO is calculated as net income or loss in accordance with generally accepted accounting principles ("GAAP") excluding depreciation and amortization related to real estate, gains or losses on sales of real estate assets (including real estate assets incidental to our business) and related taxes, gains or losses from change in control, impairment charges related to real estate assets (including real estate assets incidental to our business) and similar adjustments for unconsolidated joint ventures and partially owned consolidated entities. We believe FFO to be most directly comparable to net income or loss as defined by GAAP and that FFO should be examined in conjunction with net income as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations *("Core FFO")*: Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains or losses on debt transactions, gains or losses from involuntary conversion related to weather events or natural disasters, promote income, severance and other charges related to major overhead restructuring activities and the expense impact of costs attributable to successful leasing activities. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations *("AFFO")*: AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

EBITDA for Real Estate ("EBITDAre"): EBITDAre is defined by NAREIT as earnings, before interest, taxes, depreciation and amortization ("EBITDA") adjusted to exclude gains or losses on sales of real estate assets (including real estate assets incidental to our business), gains or losses from change of control, impairment charges related to real estate assets (including real estate assets incidental to our business) and to include share of EBITDAre of unconsolidated joint ventures.

Core EBITDA: Core EBITDA is defined by the Company as the EBITDAre, adjusted to exclude gains or losses on debt transactions, promote income and severance charges related to major overhead restructuring activities.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the straight line rental income and expenses, amortization of above and below market rents, amortization of lease concessions and lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. The same property pool of properties is defined once a year at the beginning of the current calendar year, and includes buildings that were in the stabilized portfolio throughout both the current and prior calendar years in both periods. The same property pool is adjusted for dispositions subsequent to its initial establishment. Same property NOI excludes term fees.

FFO, Core FFO and AFFO

(in thousands)

	2019 Guidance	2018 Actual	2017 Actual	2016 Actual	2015 Actual	2014 Actual
Net income attributable to common shareholders	$ 377,398	$ 383,729	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893
Add back:						
Noncontrolling interest in earnings of unitholders	3,502	3,528	15,176	3,089	6,404	2,627
Net Income Attributable to Common Shareholders-Diluted	$ 380,900	$ 387,257	$ 1,649,607	$ 315,232	$ 621,714	$ 207,520
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 377,398	$ 383,729	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893
Adjustments:						
Depreciation and amortization	318,890	312,217	299,472	317,818	320,846	384,617
Joint Venture share of adjustments	(15,132)	(734)	(44,223)	(49,736)	13,336	(56,422)
Gains on real estate asset sales, net of taxes and impairments	(180,322)	(210,286)	(1,453,702)	(162,818)	(645,358)	(144,688)
Noncontrolling interest share of adjustments	(1,111)	(923)	11,023	(1,037)	3,197	(2,324)
NAREIT FFO Attributable to Common Shareholders - Basic	499,723	484,003	447,001	416,370	307,331	386,076
Noncontrolling interest in income of unitholders	3,502	3,528	15,176	3,089	6,404	2,627
Noncontrolling interest share of adjustments	1,111	923	(11,023)	1,037	(3,197)	2,324
NAREIT FFO Attributable to Common Shareholders - Diluted	$ 504,336	$ 488,454	$ 451,154	$ 420,496	$ 310,538	$ 391,027
Loss on debt extinguishment, including share of joint ventures	—	388	26,104	35,526	85,713	283
Gains on involuntary conversion - unconsolidated joint venture	(2,000)	(3,897)	—	—	—	—
Impact of leasing standard	9,500	—	—	—	—	—
Adjustments for redemption/repurchase of preferred shares	—	—	—	—	—	13,752
Other income tax items	—	—	(7,685)	—	—	—
Overhead restructuring charges	—	—	—	—	7,422	—
Promote income	—	—	(20,007)	(26,299)	—	—
Acquisition-related activity	—	—	—	96	8,499	1,099
Core FFO Attributable to Common Shareholders - Diluted	$ 511,836	$ 484,945	$ 449,566	$ 429,819	$ 412,172	$ 406,161
Adjusted FFO						
Core FFO - Diluted	$ 511,836	$ 484,945	$ 449,566	$ 429,819	$ 412,172	$ 406,161
Adjustments:						
Straight-line rental income and expense	(19,511)	(26,037)	(17,328)	(17,107)	(23,232)	(22,170)
Amortization of above/below market rents and concessions	(5,999)	(2,332)	1,201	1,526	3,659	5,348
Recurring capital expenditures	(47,247)	(54,482)	(59,051)	(60,894)	(61,693)	(81,447)
Other	25,046	25,986	24,270	24,749	23,804	22,127
AFFO - Diluted	$ 464,125	$ 428,080	$ 398,658	$ 378,093	$ 354,710	$ 330,019
Dividends and Distributions Paid (Excluding Special Dividends)	$ 316,849	$ 294,233	$ 276,539	$ 257,822	$ 241,293	$ 231,178
Special Dividends	$ —	$ —	$ 305,628	$ —	$ 69,055	$ —

SPNOI

(unaudited and in thousands)

Same Property Net Operating Income (Industrial Only)	Three Months Ended	
	December 31, 2018	December 31, 2017
Income from continuing operations before income taxes	$ 63,124	$ 54,422
Share of property NOI from unconsolidated joint ventures	4,169	3,997
Income and expense items not allocated to segments	93,683	80,622
Earnings from service operations	(3,482)	(847)
Properties not included and other adjustments	(41,383)	(25,980)
Same Property NOI	$ 116,111	$ 112,214
Percent Increase	3.5%	

	Twelve Months Ended	
	December 31, 2018	December 31, 2017
Income from continuing operations before income taxes	$ 392,196	$ 290,235
Share of same property NOI from unconsolidated joint ventures	16,189	15,989
Income and expense items not allocated to segments	207,393	230,686
Earnings from service operations	(8,642)	(4,963)
Properties not included and other adjustments	(147,464)	(91,273)
Same Property NOI	$ 459,672	$ 440,674
Percent Increase	4.3%	